intangible assets and goodwill	6 Months Ended
Jun. 30, 2018
intangible assets and goodwill
intangible assets and goodwill

18intangible assets and goodwill

(a)Intangible assets and goodwill, net

	Intangible assets subject to amortization					Intangible assets with indefinite lives
(millions)	Customer contracts, related customer relationships and subscriber base	Software	Access to rights-of-way and other	Assets under construction	Total	Spectrum licences	Total intangible assets	Goodwill 1	Total intangible assets and goodwill
At cost
As at January 1, 2018	$558	$4,667	$97	$344	$5,666	$8,693	$14,359	$4,600	$18,959
Additions	—	36	2	257	295	—	295	—	295
Additions arising from business acquisitions (b)	111	10	—	—	121	—	121	353	474
Dispositions, retirements and other	(145)	(94)	4	—	(235)	—	(235)	—	(235)
Assets under construction put into service	—	319	—	(319)	—	—	—	—	—
Net foreign exchange differences	5	—	—	—	5	—	5	21	26

As at June 30, 2018	$529	$4,938	$103	$282	$5,852	$8,693	$14,545	$4,974	$19,519

Accumulated amortization
As at January 1, 2018	$310	$3,330	$61	$—	$3,701	$—	$3,701	$364	$4,065
Amortization	22	263	2	—	287	—	287	—	287
Dispositions, retirements and other	(136)	(94)	1	—	(229)	—	(229)	—	(229)

As at June 30, 2018	$196	$3,499	$64	$—	$3,759	$—	$3,759	$364	$4,123

Net book value
As at December 31, 2017	$248	$1,337	$36	$344	$1,965	$8,693	$10,658	$4,236	$14,894

As at June 30, 2018	$333	$1,439	$39	$282	$2,093	$8,693	$10,786	$4,610	$15,396

(1)

Accumulated amortization of goodwill is amortization recorded prior to 2002; there are no accumulated impairment losses in the accumulated amortization of goodwill. The opening balance for goodwill has been adjusted as set out in (c).

As at June 30, 2018, our contractual commitments for the acquisition of intangible assets totalled $48 million over a period ending December 31, 2021 (December 31, 2017 — $36 million over a period ending December 31, 2020).

(b)Business acquisitions

AlarmForce Industries

On January 4, 2018, we acquired the customers, assets and operations of AlarmForce Industries Inc. in British Columbia, Alberta and Saskatchewan; the primary reason for which is to leverage our telecommunications infrastructure and expertise to continue to enhance connected home, business, security and health services for our customers.

The primary factor that contributed to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the acquired workforce and the benefits of acquiring an established business). The amount assigned to goodwill is not expected to be deductible for income tax purposes.

Xavient Information Systems

On February 6, 2018, through our TELUS International (Cda) Inc. subsidiary, we acquired 65% of Xavient Information Systems, a group of information technology consulting and software services companies with facilities in the United States and India. The investment was made with a view to enhancing our ability to provide complex and higher-value information technology services, improving our related sales and solutioning capabilities and acquiring multi-site redundancy in support of other facilities.

In respect of the 65% acquired business, we concurrently provided a written put option to the remaining selling shareholders; the written put option for the remaining 35% of the economic interest would become exercisable no later than December 31, 2020. The acquisition-date fair value of the puttable shares held by the non-controlling shareholders has been recorded as a provision (see Note 25). Also concurrent with our acquisition of the initial 65% interest, the non-controlling shareholders provided us with a purchased call option, which substantially mirrors the written put option.

The primary factor that contributed to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the acquired workforce and the benefits of acquiring an established business). Not all of the amount assigned to goodwill is expected to be deductible for income tax purposes.

Individually immaterial transactions

During the six-month period ended June 30, 2018, we acquired 100% ownership of businesses complementary to our existing lines of business. The primary factor that gave rise to the recognition of goodwill was the earnings capacity of the acquired businesses in excess of net tangible and intangible assets acquired (such excess arising from: the low level of tangible assets relative to the earnings capacities of the businesses). A portion of the amount assigned to goodwill may be deductible for income tax purposes.

Acquisition-date fair values

The preliminary acquisition-date fair values assigned to the assets acquired and liabilities assumed are set out in the following table:

	TELUS SmartHome and Business Security-related				Individually immaterial
As at acquisition-date fair values ($ in millions)	AlarmForce Industries	Individually immaterial transactions	Total	Xavient Information Systems 1	healthcare- related transactions	Total
Assets
Current assets
Cash	$—	$1	$1	$4	$—	$5
Accounts receivable 2	—	—	—	35	2	37
Other	1	—	1	2	—	3

	1	1	2	41	2	45

Non-current assets
Property, plant and equipment
Buildings and leasehold improvements	—	—	—	1	—	1
Other	1	—	1	5	—	6
Intangible assets subject to amortization 3
Customer contracts, related customer relationships and leasehold interests	13	7	20	81	10	111
Software	—	—	—	—	10	10
Other	—	—	—	6	—	6

	14	7	21	93	20	134

Total identifiable assets acquired	15	8	23	134	22	179

Liabilities
Current liabilities
Short-term borrowings	—	—	—	6	—	6
Accounts payable and accrued liabilities	—	—	—	23	—	23
Advance billings and customer deposits	1	1	2	—	1	3

	1	1	2	29	1	32

Non-current liabilities
Other long-term liabilities	—	—	—	2	—	2
Deferred income taxes	1	1	2	—	—	2

	1	1	2	2	—	4

Total liabilities assumed	2	2	4	31	1	36

Net identifiable assets acquired	13	6	19	103	21	143
Goodwill	55	28	83	255	15	353

Net assets acquired	$68	$34	$102	$358	$36	$496

Acquisition effected by way of:
Cash consideration	$68	$32	$100	$125	$29	$254
Accounts payable and accrued liabilities	—	2	2	14	3	19
Provisions	—	—	—	200	4	204
Issuance of shares by a subsidiary to a non-controlling interest	—	—	—	19	—	19

	$68	$34	$102	$358	$36	$496

(1)

The purchase price allocation, primarily in respect of customer contracts, related customer relationships and leasehold interests and deferred income taxes, had not been finalized as of the date of issuance of these condensed interim consolidated financial statements. As is customary in a business acquisition transaction, until the time of acquisition of control, we did not have full access to Xavient Information Systems’ books and records. Upon having sufficient time to review Xavient Information Systems’ books and records, we expect to finalize our purchase price allocation.

During the three-month period ended June 30, 2018, preliminary acquisition date values for goodwill and provisions were increased by $5.

(2)

The fair value of the accounts receivable is equal to the gross contractual amounts receivable and reflects the best estimates at the acquisition date of the contractual cash flows expected to be collected.

(3)

Customer contracts and customer relationships (including those related to customer contracts) are expected to be amortized over periods of 5 to 8 years; software is expected to be amortized over a period of 5 years.

Pro forma disclosures

The following pro forma supplemental information represents certain results of operations as if the business acquisitions noted above had been completed at the beginning of the fiscal 2018 year.

	Three months		Six months
Periods ended June 30, 2018 (millions except per share amounts)	As reported 1	Pro forma 2	As reported 1	Pro forma 2
Operating revenues	$3,453	$3,454	$6,830	$6,847
Net income	$397	$408	$809	$819
Net income per Common Share
Basic	$0.66	$0.67	$1.34	$1.36
Diluted	$0.66	$0.67	$1.34	$1.35

(1)

Operating revenues and net income for the three-month period ended June 30, 2018, include: $5 and $NIL, respectively, in respect of AlarmForce Industries; and $45 and $4, respectively, in respect of Xavient Information Systems.

Operating revenues and net income for the six-month period ended June 30, 2018, include: $9 and $NIL, respectively, in respect of AlarmForce Industries; and $71 and $5, respectively, in respect of Xavient Information Systems.

(2)

Pro forma amounts for the three-month period ended June 30, 2018, reflect the acquired businesses. The results of the acquired businesses have been included in our Consolidated Statements of Income and Other Comprehensive Income effective the dates of acquisition.

The pro forma supplemental information is based on estimates and assumptions which are believed to be reasonable. The pro forma supplemental information is not necessarily indicative of our consolidated financial results in future periods or the results that actually would have been realized had the business acquisitions been completed at the beginning of the periods presented. The pro forma supplemental information includes incremental property, plant and equipment depreciation, intangible asset amortization, financing and other charges as a result of the acquisitions, net of the related tax effects.

(c)Business acquisition — prior period

On August 31, 2017, we acquired 55% of Voxpro Limited, a business process outsourcing and contact centre services company with facilities in Ireland, the United States and Romania. As at December 31, 2017, the purchase price allocation had not been finalized. During the three-month period ended March 31, 2018, the preliminary acquisition date values assigned to goodwill and provisions were finalized and each increased by $19 million and, as required by IFRS-IASB, comparative amounts have been adjusted so as to reflect such increase effective the acquisition date.

(d)Business acquisition — subsequent to reporting period

On July 19, 2018, we acquired a business complementary to our existing lines of healthcare business for consideration of approximately $147 million. As of August 3, 2018, our initial provision for the net identifiable assets acquired is in the range of $45 million-$65 million; as is customary in a business acquisition transaction, until the time of acquisition of control we did not have full access to the books and records of the acquired business. Upon having sufficient time to review the books and records of the acquired business, as well as obtaining new and additional information about the related facts and circumstances as of the acquisition date, we will adjust the provisional amounts for identifiable assets acquired and liabilities assumed and thus finalize our purchase price allocation.